UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2004

AstroPower, Inc

(Exact name of registrant as specified in its charter)

Delaware	000-23657	51-0315860
(State or other jurisdictions of incorporation)	(Commission file number)	(IRS Employer Identification No.)

231 Lake Drive, Newark, Delaware	19702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 366-0400

ITEM 5. OTHER EVENTS

On March 12, 2004, Registrant issued a News Release announcing bankruptcy court approval of sale of substantially all of its domestic operating assets to an affiliate of the General Electric Company.

A copy of the News Release is filed as an Exhibit to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit 1. News Release of Registrant dated March 12, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AstroPower, Inc. (Registrant)

Date: March 15, 2004	By:	/s/ Carl H. Young III
Carl H. Young III Interim Chief Executive Officer